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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   FORM 8-K/A

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)         December 16, 1998
                                                --------------------------------



                   AMERICAN ARCHITECTURAL PRODUCTS CORPORATION
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             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


         Delaware                                      0-25634                                   87-0365268
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(STATE OR OTHER JURISDICTION                         (COMMISSION                                 (IRS EMPLOYER
OF INCORPORATION)                                   FILE NUMBER)                                IDENTIFICATION NO.)



755 Boardman-Canfield Road, Building G West, Boardman, Ohio           44512
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(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                              (ZIP CODE)



REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE           (330) 965-9910
                                                   -----------------------------



                                 NOT APPLICABLE.
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         (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT.)

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The Current Report on Form 8-K filed by American Architectural Products
Corporation (the "Company") on December 23, 1998 is hereby amended to add the following exhibit:


Item 7.      Financial Statements, Pro Forma Financial Information and Exhibits.

             (c)      Exhibits.
                      ---------

                      Exhibit 1 Letter of BDO Seidman, LLP, dated December 22, 1998, addressed to the Securities and Exchange Commission pursuant to Item 304(a)(3) of
                                         Regulation S-K



                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     AMERICAN ARCHITECTURAL
                                     PRODUCTS CORPORATION


Date:  December 29, 1998             By   /s/ Richard L. Kovach
                                       -----------------------------------------
                                              Richard L. Kovach
                                              Chief Financial Officer

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